SUPPLEMENT DATED FEBRUARY 28, 2011
TO THE PROSPECTUS FOR PACIFIC LIFE FUNDS DATED JULY 1, 2010
This supplement revises the Pacific Life Funds (Fund) Underlying Funds prospectus dated July 1, 2010, as supplemented (Prospectus). The changes within this supplement are effective July 1, 2011 unless otherwise noted. This supplement must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information.
As a result of action taken by the Fund’s board of trustees, including a majority of independent trustees, at its meeting held in January 2011, T. Rowe Price Associates, Inc. (T. Rowe Price) will become the management firm of the PL Short Duration Bond Fund. In order to facilitate this change, a portion of the fund’s holdings will be sold and new investments purchased in accordance with recommendations by the new manager or management team. Pacific Life Fund Advisors LLC (PLFA), the investment adviser to the Fund, may begin transitioning prior to July 1, 2011. PLFA and/or the Fund may retain a transitioning agent in order to reduce the transaction costs associated with the purchase and sale of portfolio holdings in connection with this transition.
PL Short Duration Bond Fund —
Changes to the principal investment policies are as follows:
•	Money market instruments are added as principal investments.

•	The fund may now invest principally (up to 15% of its assets) in foreign debt denominated in U.S. dollars.

•	The fund may now invest up to 55% of its assets in investment grade debt securities, including derivatives thereof.

•	The fund may continue to enter into credit default swaps, but these are no longer a principal investment strategy of the fund.
Additionally, the fund’s benchmark index, currently BofA Merrill Lynch 1-3 Year U.S. Treasury Index, will change to Barclays Capital 1-3 Year Government/Credit Bond Index.
Below is a summary of the expected principal investment strategies:
This fund invests at least 80% of its assets in fixed income securities (including derivatives on such securities). Normally the fund will focus on high quality, investment grade securities. Generally, the manager expects to track duration of the Barclay’s Capital 1-3 Year Government/Credit Bond Index (plus or minus a half-year) although the securities held may have short, intermediate, and long terms to maturity. In addition to making active sector allocations and security selection decisions, the manager also monitors portfolio duration as a part of the management for this portfolio. The fund’s average duration will not likely exceed 3 years.
The manager intends to invest principally in U.S. government and agency securities, mortgage-related securities, asset-backed securities, corporate debt securities and derivatives thereof, repurchase agreements collateralized by U.S. government securities, and money market instruments. The fund may invest up to 55% of its assets in investment grade corporate debt securities, including derivatives thereof. The fund may invest up to 15% of its assets in foreign debt denominated in U.S. dollars.
Within this broad structure, investment decisions reflect the manager’s outlook for interest rates and the economy as well as the prices and yields of the various securities.
The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.
The manager may also use derivatives (such as options and futures contracts) to primarily hedge against a decline in principal value, adjust portfolio duration or credit risk exposure, or to otherwise achieve the fund’s investment goal.

The following individual is anticipated to be added as portfolio manager:

Edward A. Wiese, CFA	Vice president of T. Rowe Price since 1988, fixed income portfolio manager of T. Rowe Price since 1998, and president and chairman of the investment advisory committee for T. Rowe Price’s short-term bond strategy since 1995, inflation focused strategy since 2006, and limited-term bond portfolio since 1995. Mr. Wiese has 27 years of investment experience. He has a BA from Yale University, an MS from Johns Hopkins University, and an MBA from the Amos Tuck School of Business Administration at Dartmouth College.

PL Comstock Fund — Effective January 1, 2011, PLFA has contractually agreed to waive 0.015% of its management fee through June 30, 2012. The agreement will terminate: (i) if the investment advisory is terminated, (ii) upon ninety days’ prior written notice by the Fund, or (iii) if the sub-advisory agreement with Invesco with respect to this fund is terminated.
The following change is effective as of the date of the supplement:
PL Mid-Cap Equity Fund — A new portfolio manager is added as follows:
The following is added to page 28: Daniel Breslin, Director, Since 2010. The following is added to page 72:

Daniel Breslin	Director of Lazard since 2009, portfolio manager/analyst of Lazard’s U.S. mid cap equity team since 2010 and U.S. small-mid cap equity team since 2007, focusing on the financials, utilities, healthcare and interest rate sensitive industries. Mr. Breslin has over 18 years of investment experience. He has a BA from Rutgers University and an MBA from Pace University.

Form No.	PLFSUP211

SUPPLEMENT DATED FEBRUARY 28, 2011 TO THE
PACIFIC LIFE FUNDS STATEMENT OF ADDITIONAL INFORMATION DATED JULY 1, 2010
This supplement revises the Pacific Life Funds Statement of Additional Information dated July 1, 2010, as supplemented, (together the SAI) and must be preceded or accompanied by the SAI. All changes within this supplement are currently in effect, unless otherwise noted. Remember to review the SAI for other important information.
ORGANIZATION AND MANAGEMENT OF PACIFIC LIFE FUNDS
The following is added as a footnote in the Advisory Fee Schedules chart on page 54 of the SAI for the PL Comstock Fund and replaces the footnote noted in the Pacific Life Funds SAI supplement dated December 31, 2010:
PLFA has agreed to waive 0.015% of its advisory fees through June 30, 2012 as long as Invesco Advisers, Inc. remains the Manager of the Fund. There is no guarantee that PLFA will continue such waiver after that date.
INFORMATION ABOUT THE FUND MANAGERS
In the Other Accounts Managed section, in the Asset Based Fees chart, beginning on page 70 of the SAI, information regarding Daniel Breslin with respect to the PL Mid-Cap Equity Fund is added.

ASSET BASED FEES AS OF DECEMBER 31, 2010
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Fund and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Fund Managers	Accounts	In the Accounts	Accounts	In the Accounts	Accounts	In the Accounts
PL Mid-Cap Equity
Daniel Breslin	7	$3,892,021,404	1	$9,843,214	29	$929,877,156
Form No. PLFSAI211